FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)   January 10, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)


            WYOMING                 0-29651                 06-15763-91
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  (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation           File Number)          Identification No.)

    70 ESSEX STREET, MYSTIC, CONNECTICUT                     06355
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   (Address of principal executive offices)                (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On January 10, 2002 the Registrant announced that it has signed a sales and marketing partnership agreement with Ministry of Media GmbH http://www.ministry.de/, a leading web advertising agency, media consulting and
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technology  provider,  and  production  and  marketing  company headquartered in
Hamburg,  Germany.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.


Exhibit  99.1     News Release dated January 10, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USA  VIDEO  INTERACTIVE  CORP.


Date:  January 10, 2002                   By:  /s/  Anton J. Drescher
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                                              ANTON J. DRESCHER,
                                              CORPORATE SECRETARY


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                                                                     FORM 8-K  3
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                                                       USVO ESTABLISHES SALES &
  [GRAPHIC OMITTED]                                   MARKETING PARTNERSHIP WITH
                                                      GERMANY'S PREMIERE DIGITAL
                                                          ADVERTISING AGENCY


MYSTIC,  CONNECTICUT,  JANUARY  10,  2002  - USA Video Interactive (OTCBB: USVO;
CDNX:  US;  BSE/Frankfurt:  USF;  http://www.usvo.com/)  has  signed a sales and
                                  --------------------
marketing partnership agreement with Ministry of Media GmbH http://www.ministry.de/, a leading web advertising agency, media consulting and
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technology  provider,  and  production  and  marketing  company headquartered in
Hamburg, Germany. The agreement creates a new sales and marketing channel for USVO's products and services. Ministry of Media GmbH's client list includes Warner Brothers, MTV Europe, Deutsche Bank 24, Bertelsmann AG and Deutsche Bahn AG.

"Our relationship with Ministry of Media GmbH provides USVO a strategic position from which to build our sales activity in Germany, and then in other European markets," said USVO's President and CEO Edwin Molina. "We are confident that this partnership represents a new and important step in fulfilling the global promise and potential of our StreamHQ(TM) architecture and our Zmail application."

"USVO's sophisticated Internet media solutions provide us with a competitive advantage, and with new potential for establishing our company as a leader in its core businesses," said Ministry of Media GmbH Managing Director Marco Luschnat. "The cost effectiveness and market intelligence of USVO's Zmail application will help us succeed in the quickly expanding marketplace for digital media services."

ABOUT  MINISTRY  OF  MEDIA  GMBH
Ministry of Media GmbHH, a Hamburg, Germany-based company provides digital advertising, media consulting, media production, web design, and creative services. Through a synthesis of these strengths and capabilities, Ministry of Media GmbH helps its customers achieve success in the digital marketplace, with an emphasis on the individual needs and requirements of each customer's business model.

ABOUT  USA  VIDEO  INTERACTIVE
USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF; WWW.USVO.COM) is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" streaming


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approach,  StreamHQ(TM)  brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including content production, content encoding, asset management and protection, media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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THIS  PRESS  RELEASE  MAY CONTAIN FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY
DIFFER MATERIALLY FROM THOSE PROJECTED IN ANY FORWARD-LOOKING STATEMENT. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISK AND UNCERTAINTIES, WHICH MAY CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE DESCRIBED.


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